CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                By:/s/James C. McGill
                                   -------------------------------------------
                                   Name:  James C. McGill
                                   Title: President and Chief
                                           Executive Officer



                                By:/s/A. Christine Baker
                                   -------------------------------------------
                                   Name:   A. Christine Baker
                                   Title:  Secretary, Treasurer and
                                            Chief Financial Officer


Date: August 14, 2003